SEC File No. 333-84598
Filed Pursuant to Rule 497(h)

PROSPECTUS SUPPLEMENT
(to Prospectus dated March 31, 2004)

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

2,700,000 SHARES OF COMMON STOCK

           Prospect Street® High Income Portfolio Inc. (the "Fund") sold the following shares of common stock, par value $0.03 per share ("Common Stock"), of the Fund through B. Riley & Co., Inc. (the "Distributor"), pursuant to a distribution agreement with the Fund in connection with this offering.

                            Sales       Gross         Sales         Offering       Net            Closing
Date            Amount      Price       Proceeds      Load(1)       Expenses(2)    Proceeds       Price(3)
--------------- ----------- ----------- ------------- ------------- -------------- -------------- ----------
8/24/2004       25,700      $3.15       $  80,955     $   2,313     $  2,056       $  76,586      $3.14
8/25/2004        1,000      $3.15       $   3,150     $      90     $     80       $   2,980      $3.14
(1)	Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold.
(2)	Based on estimated offering expenses of $0.08 per share.
(3)	The last reported sales price of the Common Stock on the New York Stock Exchange.

           Note: Securities and Exchange Commission filing fees were not used in arriving at any of the above figures.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus Supplement is August 30, 2004.